                                                            Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 23, 2002 except as to Note 16, which appeared in the 2002 OpenTV Corp. Form 10-K, which is as of April 8, 2003 relating to the financial statements, which appears in OpenTV Corp.'s Annual Report on Form 10-K for the year ended December 31, 2003.

/s/ PricewaterhouseCoopers LLP
San Jose

May 10, 2004